September 13, 2007


                           TOUCHSTONE STRATEGIC TRUST

                        TOUCHSTONE SMALL CAP GROWTH FUND

       SUPPLEMENT TO SAI DATED AUGUST 1, 2007, AMENDED SEPTEMBER 10, 2007

                             NOTICE OF CHANGE TO THE
                        TOUCHSTONE SMALL CAP GROWTH FUND

On September 12, 2007, the Board of Trustees of Touchstone Strategic Trust approved a change of sub-advisors to the Small Cap Growth Fund (the "Fund")." The Fund changed its sub-advisors from Longwood Investment Advisors, Inc. and Bjurman, Barry & Associates to Fort Washington Investment Advisors, Inc. Fort Washington Investment Advisors, Inc. will serve as an interim sub-advisor to the Fund for a period of up to 150 days from the effective date of September 13, 2007. Further information regarding Fort Washington Investment Advisors, Inc. and the new portfolio managers of the Fund can be found on page 42 and 45 of the Touchstone Strategic Trust SAI dated August 1, 2007, Amended September 10, 2007 under the sections entitled "The Sub-Advisors" and "Portfolio Managers". The sub-advisory fee that Fort Washington Investment Advisors, Inc. will receive for the 150 day interim period will be 0.50% of Fund's average daily net assets.





              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.